COLUMBIA TAX-EXEMPT INSURED FUND
                                  (the "Fund")

     Supplement to the Statement of Additional Information dated April 1, 2005

The Fund's Statement of Additional Information (SAI) is amended as follows:

1.       The Fund's Prospectus is dated April 1, 2005, as revised September 19,
         2005.

2. Effective September 19, 2005, Columbia Tax-Exempt Fund ("CTEF") was reorganized as a series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX) and a new Statement of Additional Information has been filed on behalf of CTEF. Accordingly, all references to CTEF in the SAI dated April 1, 2005 are removed.


SUP-39/90813-0905                                            September 27, 2005